Exhibit 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13(d)-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of the attached statement on Schedule 13D and to all amendments to such statement. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby executed this Agreement as of February 21, 2017.

ENERGY CAPITAL PARTNERS MEZZANINE OPPORTUNITIES FUND, LP

By:	Energy Capital Partners Mezzanine GP, LP
its general partner

By:	Energy Capital Partners Mezzanine, LLC,
its general partner

By:	/s/ Enoch Varner
Enoch Varner
Authorized Signatory

ENERGY CAPITAL PARTNERS MEZZANINE OPPORTUNITIES FUND A, LP

By:	Energy Capital Partners Mezzanine GP, LP
its general partner

By:	Energy Capital Partners Mezzanine, LLC,
its general partner

By:	/s/ Enoch Varner
Enoch Varner
Authorized Signatory

ECP MEZZANINE B (RAMACO IP), LP

By:	Energy Capital Partners Mezzanine GP, LP
its general partner

By:	Energy Capital Partners Mezzanine, LLC,
its general partner

By:	/s/ Enoch Varner
Enoch Varner
Authorized Signatory

ENERGY CAPITAL PARTNERS MEZZANINE GP, LP

By:	Energy Capital Partners Mezzanine, LLC,
its general partner

By:	/s/ Enoch Varner
Enoch Varner
Authorized Signatory

ENERGY CAPITAL PARTNERS MEZZANINE LLC

By:	/s/ Enoch Varner
Enoch Varner
Authorized Signatory

SCHEDULE I

The name, present principal occupation or employment and citizenship of each of the executive officers and directors of the Reporting Persons are set forth below. The business address of each individual is c/o Energy Capital Partners III, LLC, 51 John F. Kennedy Parkway, Suite 200, Short Hills, NJ 07078.

Energy Capital Partners Mezzanine, LLC

Managing Members and Partners

Name	Present Principal Occupation or Employment	Citizenship
Douglas W. Kimmelman	Managing Member and Senior Partner	United States
Thomas K. Lane	Managing Member and Vice Chairman	United States
Andrew D. Singer	Managing Member and Partner	United States
Peter Labbat	Managing Member and Partner	United States
Tyler Reeder	Managing Member and Partner	United States
Rahman D’Argenio	Partner	United States
Schuyler Coppedge	Partner	United States

Investment Committee

The Managing Members and Partners of this entity serve as the investment committee.